Exhibit 99.2

MORGAN STANLEY
Financial Supplement - 4Q 2006
Table of Contents

Page #

1	…………….	Quarterly Financial Summary
2	…………….	Quarterly Consolidated Income Statement Information
3-4	…………….	Quarterly Consolidated Financial Information and Statistical Data
5	…………….	Quarterly Institutional Securities Income Statement Information
6-7	…………….	Quarterly Institutional Securities Financial Information and Statistical Data
8	…………….	Quarterly Global Wealth Management Group Income Statement Information
9	…………….	Quarterly Global Wealth Management Group Financial Information and Statistical Data
10	…………….	Quarterly Asset Management Income Statement Information
11	…………….	Quarterly Asset Management Financial Information and Statistical Data
12	…………….	Quarterly Consolidated Assets Under Management or Supervision
13	…………….	Quarterly Discover Income Statement Information
14	…………….	Quarterly Discover Income Statement Information (Managed Loan Basis)
15	…………….	Quarterly Discover Financial Information and Statistical Data
16	…………….	Quarterly Intersegment Eliminations Income Statement Information
17	…………….	Quarterly Inst'l. Securities, Global Wealth Management Group and Asset Mgmt. Combined Income Statement Information
18	…………….	Quarterly Discover Financial Information (Managed Loan Basis)
19	…………….	Quarterly Discover Reconciliation of General Purpose Credit Card Loan Data (Current Year)
20	…………….	Quarterly Discover Reconciliation of General Purpose Credit Card Loan Data (Prior Year)
21	…………….	YTD Discover Reconciliation of General Credit Card Loan Data
22	…………….	Quarterly Discover Reconciliation of Managed Income Statement Data
23	…………….	Quarterly Reconciliation of Adjusted Assets
24	…………….	Illustration of Standard Equity Award Amortization
25	…………….	Legal Notice

MORGAN STANLEY Quarterly Financial Summary (unaudited, dollars in millions)

	Quarter Ended								Percentage Change From:		Twelve Months Ended		Percentage
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006 (1)	May 31, 2006 (1)	Aug 31, 2006	Nov 30, 2006	4Q06 vs. 4Q05	4Q06 vs. 3Q06	Nov 30, 2005	Nov 30, 2006 (1)	Change
Net revenues
Institutional Securities	$4,015	$3,340	$4,164	$4,154	$5,473	$5,545	$4,989	$5,555	34%	11%	$15,673	$21,562	38%
Global Wealth Management Group	1,238	1,228	1,255	1,298	1,284	1,402	1,371	1,448	12%	6%	5,019	5,505	10%
Asset Management	696	642	679	890	695	723	634	718	(19%)	13%	2,907	2,770	(5%)
Discover	959	888	911	694	1,089	1,191	1,047	963	39%	(8%)	3,452	4,290	24%
Intersegment Eliminations	(70)	(67)	(62)	(74)	(59)	(98)	(53)	(59)	20%	(11%)	(273)	(269)	1%
Consolidated net revenues	$6,838	$6,031	$6,947	$6,962	$8,482	$8,763	$7,988	$8,625	24%	8%	$26,778	$33,858	26%

Income before taxes (2)
Institutional Securities	$1,077	$813	$1,288	$1,576	$1,775	$2,087	$2,001	$2,297	46%	15%	$4,754	$8,160	72%
Global Wealth Management Group	353	118	30	84	23	157	158	171	104%	8%	585	509	(13%)
Asset Management	287	175	162	383	172	224	125	190	(50%)	52%	1,007	711	(29%)
Discover	354	263	239	65	479	541	368	199	*	(46%)	921	1,587	72%
Intersegment Eliminations	24	25	23	22	19	(13)	15	12	(45%)	(20%)	94	33	(65%)
Consolidated income before taxes	$2,095	$1,394	$1,742	$2,130	$2,468	$2,996	$2,667	$2,869	35%	8%	$7,361	$11,000	49%

Earnings per basic share: (3)
Income from continuing operations	$1.26	$0.88	$1.12	$1.69	$1.57	$1.81	$1.83	$2.19	30%	20%	$4.94	$7.40	50%
Discontinued operations	$-	$-	$(0.98)	$0.70	$(0.03)	$0.01	$-	$-	*	-	$(0.29)	$(0.02)	93%
Cumulative effect of accounting change (4)	$0.05	$-	$-	$-	$-	$-	$-	$-	-	-	$0.05	$-	*
Earnings per basic share	$1.31	$0.88	$0.14	$2.39	$1.54	$1.82	$1.83	$2.19	(8%)	20%	$4.70	$7.38	57%

Earnings per diluted share: (3)
Income from continuing operations	$1.24	$0.86	$1.09	$1.64	$1.51	$1.74	$1.75	$2.08	27%	19%	$4.81	$7.09	47%
Discontinued operations	$-	$-	$(0.96)	$0.68	$(0.03)	$0.01	$-	$-	*	-	$(0.29)	$(0.02)	93%
Cumulative effect of accounting change (4)	$0.05	$-	$-	$-	$-	$-	$-	$-	-	-	$0.05	$-	*
Earnings per diluted share	$1.29	$0.86	$0.13	$2.32	$1.48	$1.75	$1.75	$2.08	(10%)	19%	$4.57	$7.07	55%

Average common shares outstanding
Basic	1,069,097,162	1,053,812,487	1,045,874,085	1,031,343,423	1,020,041,181	1,013,241,715	1,010,468,365	997,892,310			1,049,896,047	1,010,254,255
Diluted	1,090,166,326	1,079,811,172	1,072,033,275	1,063,147,962	1,061,764,798	1,054,733,745	1,055,664,392	1,052,831,345			1,079,936,315	1,054,796,062
Period end common shares outstanding	1,103,263,369	1,086,652,691	1,082,727,000	1,057,677,994	1,070,407,513	1,071,786,172	1,058,664,567	1,048,877,006			1,057,677,994	1,048,877,006

Return on average common equity
from continuing operations	20.0%	13.8%	17.1%	24.9%	21.8%	23.6%	22.7%	26.0%			19.0%	23.6%
Return on average common equity	19.7%	13.1%	2.0%	34.6%	21.3%	23.7%	22.7%	26.0%			17.3%	23.5%

(1)
During the third quarter of fiscal 2006, the Company elected early application of Staff Accounting Bulletin 108 that was released by the U.S. Securities and Exchange Commission. For a further discussion of these adjustments, see note 18 “Staff  Accounting Bulletin No. 108” in the Company’s Form 10-Q for the quarterly period ended August 31, 2006.

(2)	Represents consolidated income from continuing operations before losses from unconsolidated investees, taxes, gain/(loss) from discontinued operations and cumulative effect of accounting change.
(3)	Summation of the quarters' earnings per common share may not equal the annual amounts due to the averaging effect of the number of shares and share equivalents throughout the year.
(4)	Represents the effects of the adoption of SFAS 123R in the first quarter of fiscal 2005.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation. Refer to Legal Notice page 25.

MORGAN STANLEY Quarterly Consolidated Income Statement Information (unaudited, dollars in millions)

	Quarter Ended								Percentage Change From:		Twelve Months Ended		Percentage
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006 (1)	May 31, 2006 (1)	Aug 31, 2006	Nov 30, 2006	4Q06 vs. 4Q05	4Q06 vs. 3Q06	Nov 30, 2005	Nov 30, 2006 (1)	Change

Investment banking	$821	$814	$992	$1,216	$982	$1,132	$1,138	$1,503	24%	32%	$3,843	$4,755	24%
Principal transactions:
Trading	1,846	1,794	2,150	1,575	3,080	3,565	2,824	2,269	44%	(20%)	7,365	11,738	59%
Investments	153	226	103	499	314	690	202	463	(7%)	129%	981	1,669	70%
Commissions	824	824	804	911	929	1,005	888	988	8%	11%	3,363	3,810	13%
Fees:
Asset management, distribution and
admin.	1,204	1,246	1,249	1,259	1,279	1,333	1,326	1,350	7%	2%	4,958	5,288	7%
Merchant, cardmember and other	308	318	357	340	289	277	312	289	(15%)	(7%)	1,323	1,167	(12%)
Servicing and securitization income	494	423	398	294	596	651	565	526	79%	(7%)	1,609	2,338	45%
Interest and dividends	5,843	6,035	6,998	9,299	10,549	10,114	12,670	11,883	28%	(6%)	28,175	45,216	60%
Other	105	121	106	132	115	123	130	202	53%	55%	464	570	23%
Total revenues	11,598	11,801	13,157	15,525	18,133	18,890	20,055	19,473	25%	(3%)	52,081	76,551	47%
Interest expense	4,625	5,561	5,986	8,253	9,496	9,997	11,835	10,609	29%	(10%)	24,425	41,937	72%
Provision for consumer loan losses	135	209	224	310	155	130	232	239	(23%)	3%	878	756	(14%)
Net revenues	6,838	6,031	6,947	6,962	8,482	8,763	7,988	8,625	24%	8%	26,778	33,858	26%

Compensation and benefits	2,854	2,622	3,165	2,672	4,161	3,723	3,149	3,354	26%	7%	11,313	14,387	27%
Occupancy and equipment	332	232	239	243	232	237	255	276	14%	8%	1,046	1,000	(4%)
Brokerage, clearing and exchange fees	260	276	267	267	292	340	339	335	25%	(1%)	1,070	1,306	22%
Information processing and
communications	342	349	349	365	347	365	371	386	6%	4%	1,405	1,469	5%
Marketing and business development	257	298	276	331	238	298	292	419	27%	43%	1,162	1,247	7%
Professional services	379	438	505	581	434	538	549	726	25%	32%	1,903	2,247	18%
Other	570	422	404	373	310	266	366	260	(30%)	(29%)	1,769	1,202	(32%)
September 11th related insurance
recoveries, net	(251)	0	0	0	0	0	0	0	-	-	(251)	0	*
Total non-interest expenses	4,743	4,637	5,205	4,832	6,014	5,767	5,321	5,756	19%	8%	19,417	22,858	18%

Income from continuing operations before
losses from unconsolidated investees, and
cumulative effect and cumulative effect of
accounting change	2,095	1,394	1,742	2,130	2,468	2,996	2,667	2,869	35%	8%	7,361	11,000	49%
Losses from unconsolidated investees	73	67	105	66	69	103	2	54	(18%)	*	311	228	(27%)
Provision for income taxes	673	396	471	318	792	1,060	814	609	92%	(25%)	1,858	3,275	76%
Income from continuing operations	1,349	931	1,166	1,746	1,607	1,833	1,851	2,206	26%	19%	5,192	7,497	44%
Discontinued operations
Gain/(loss) from discontinued
operations	7	(5)	(1,700)	1,212	(55)	14	0	0	*	-	(486)	(42)	91%
Income tax benefit/(provision)	(3)	2	678	(493)	22	(6)	0	0	*	-	184	17	(91%)
Gain/(loss) from discontinued
operations	4	(3)	(1,022)	719	(33)	8	0	0	*	-	(302)	(25)	92%
Cumulative effect of accounting change (2)	49	0	0	0	0	0	0	0	-	-	49	0	*
Net income	$1,402	$928	$144	$2,465	$1,574	$1,841	$1,851	$2,206	(11%)	19%	$4,939	$7,472	51%
Preferred stock dividend requirements	$-	$-	$-	$-	$-	$-	$-	$19	*	*	$-	$19	*
Earnings applicable to common
shareholders	$1,402	$928	$144	$2,465	$1,574	$1,841	$1,851	$2,187	(11%)	18%	$4,939	$7,453	51%
Return on average common equity
from continuing operations	20.0%	13.8%	17.1%	24.9%	21.8%	23.6%	22.7%	26.0%			19.0%	23.6%
Return on average common equity	19.7%	13.1%	2.0%	34.6%	21.3%	23.7%	22.7%	26.0%			17.3%	23.5%
Pre-tax profit margin (3)	31%	23%	25%	31%	29%	34%	33%	33%			28%	33%
Compensation and benefits as a % of
net revenues	42%	44%	46%	38%	49%	43%	39%	39%			42%	43%

(1)	During the third quarter of fiscal 2006, the Company elected early application of Staff Accounting Bulletin 108 that was released by the U.S. Securities and Exchange Commission. For a further discussion of these adjustments, see note 18 “Staff Accounting Bulletin No. 108” in the Company’s Form 10-Q for the quarterly period ended August 31, 2006.
(2)	Represents the effects of the adoption of SFAS 123R in the first quarter of fiscal 2005.
(3)	Income before taxes, excluding losses from unconsolidated investees, as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation. Refer to Legal Notice page 25.

MORGAN STANLEY Quarterly Consolidated Financial Information and Statistical Data (unaudited)

	Quarter Ended								Percentage Change From:
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006(1)	May 31, 2006 (1)	Aug 31, 2006	Nov 30, 2006	4Q06 vs. 4Q05	4Q06 vs. 3Q06
Morgan Stanley
Total assets (millions)	$802,210	$818,711	$837,391	$898,523	$959,625	$1,027,054	$1,028,872	$1,123,901	25%	9%
Adjusted assets (millions) (2)	$447,221	$440,283	$458,190	$481,869	$528,148	$548,596	$556,754	$654,664	36%	18%
Period end common shares outstanding (millions)	1,103.3	1,086.7	1,082.7	1,057.7	1,070.4	1,071.8	1,058.7	1,048.9	(1%)	(1%)
Book value per common share	$25.83	$26.07	$26.07	$27.59	$28.12	$29.97	$31.24	$32.67	18%	5%
Shareholders' equity (millions) (3)	$31,328	$31,224	$31,107	$31,946	$33,886	$35,902	$37,956	$40,248	26%	6%
Total capital (millions) (4)	$122,230	$113,324	$118,415	$125,891	$134,366	$145,849	$149,956	$162,134	29%	8%
Worldwide employees	53,718	54,142	53,760	53,218	53,870	53,163	54,349	55,310	4%	2%

Average Daily 95%/One-Day Value-at-Risk ("VaR") (5)
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$42	$41	$31	$33	$35	$39	$33	$34
Equity price	$29	$22	$24	$23	$25	$29	$26	$32
Foreign exchange rate	$8	$8	$8	$8	$9	$9	$7	$12
Commodity price	$23	$24	$25	$31	$31	$28	$33	$30

Trading VaR	$66	$59	$52	$52	$58	$63	$56	$61
Non - trading VaR	$16	$12	$14	$18	$20	$26	$24	$18
Aggregate trading and non - trading VaR	$76	$67	$58	$60	$65	$70	$66	$67

(1)
During the third quarter of fiscal 2006, the Company elected early application of Staff Accounting Bulletin 108 that was released by the U.S. Securities and Exchange Commission. For a further discussion of these adjustments, see note 18 “Staff Accounting Bulletin No. 108” in the Company’s Form 10-Q for the quarterly period ended August 31, 2006.

(2)
Adjusted assets exclude certain self-funded assets considered to have minimal market, credit and/or liquidity risk that are generally attributable to matched book and securities lending businesses as measured by aggregate resale agreements and securities borrowed less non-derivative short positions. See page 23 for further information.

(3)	Includes common equity, preferred equity and junior subordinated debt issued to capital trusts.
(4)	Includes common equity, preferred equity, junior subordinated debt issued to capital trusts, capital units and the non-current portion of long-term debt.
(5)
95%/One-Day VaR represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the Company's trading positions if the portfolio were held constant for a one day period.  For a further discussion of the calculation of VaR and the limitations of the Company's VaR methodology, see Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" in the Company's Form 10-K for fiscal 2005.

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation. Refer to Legal Notice page 25.

MORGAN STANLEY Quarterly Consolidated Financial Information and Statistical Data (unaudited)

	Quarter Ended								Twelve Months Ended
	Feb 28, 2006 (1)		May 31, 2006 (1)		Aug 31, 2006		Nov 30, 2006		Nov 30, 2006 (1)
	Average common equity (billions) (2)	Return on average common equity	Average common equity (billions) (2)	Return on average common equity	Average common equity (billions) (2)	Return on average common equity	Average common equity (billions) (2)	Return on average common equity	Average common equity (billions) (2)	Return on average common equity
Institutional Securities	$16.2	29%	$18.1	28%	$18.8	30%	$19.6	36%	$18.2	31%

Global Wealth Management Group	3.5	2%	3.3	13%	3.0	14%	3.0	16%	3.2	11%

Asset Management	2.0	21%	2.1	26%	2.3	13%	2.5	18%	2.2	19%

Securities Business	21.7	24%	23.5	26%	24.1	27%	25.1	32%	23.6	27%

Discover	4.6	26%	5.0	27%	5.1	19%	5.1	15%	4.9	22%

Capital surplus (unallocated)	3.2		2.6		3.4		3.5		3.2

Total - continuing operations	29.5	22%	31.1	24%	32.6	23%	33.7	26%	31.7	24%

Discontinued operations	0.0		0.0		0.0		0.0		0.0

Firm	$29.5	21%	$31.1	24%	$32.6	23%	$33.7	26%	$31.7	23%

	Quarter Ended								Twelve Months Ended
	Feb 28, 2005		May 31, 2005		Aug 31, 2005		Nov 30, 2005		Nov 30, 2005
	Average common equity (billions) (2)	Return on average common equity	Average common equity (billions) (2)	Return on average common equity	Average common equity (billions) (2)	Return on average common equity	Average common equity (billions) (2)	Return on average common equity	Average common equity (billions) (2)	Return on average common equity
Institutional Securities	$13.8	21%	$14.3	16%	$14.6	24%	$15.6	35%	$14.6	24%

Global Wealth Management Group	3.8	23%	3.6	8%	3.5	2%	3.7	9%	3.7	11%

Asset Management	1.8	41%	1.7	25%	1.7	24%	1.7	55%	1.7	36%

Securities Business	19.4	23%	19.6	16%	19.8	20%	21.0	32%	20.0	23%

Discover	4.3	20%	4.2	16%	4.6	13%	4.6	4%	4.4	13%

Capital surplus (unallocated)	3.2		3.1		2.9		2.5		2.9

Total - continuing operations	26.9	20%	26.9	14%	27.3	17%	28.1	25%	27.3	19%

Discontinued operations	1.5		1.5		1.3		0.4		1.2

Firm	$28.4	20%	$28.4	13%	$28.6	2%	$28.5	35%	$28.5	17%

(1)	During the third quarter of fiscal 2006, the Company elected early application of Staff Accounting Bulletin 108 that was released by the U.S. Securities and Exchange Commission. For a further discussion of these adjustments, see note 18 “Staff Accounting Bulletin No. 108” in the Company’s Form 10-Q for the quarterly period ended August 31, 2006.
(2)
The Company uses an economic capital model to determine the amount of equity capital needed to support the risk of its business activities and to ensure that the Company remains adequately capitalized. Economic capital is defined as the amount of capital needed to run the business through the business cycle and satisfy the requirements of regulators, rating agencies and the market. The Company's methodology is based on a going concern approach that assigns economic capital to each segment based on regulatory capital usage plus additional capital for stress losses, goodwill and principal investment risk. The economic capital model and allocation methodology may be enhanced over time in response to changes in the business and regulatory environment.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation. Refer to Legal Notice page 25.

MORGAN STANLEY Quarterly Institutional Securities Income Statement Information (unaudited, dollars in millions)

	Quarter Ended								Percentage Change From:		Twelve Months Ended		Percentage
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006(1)	May 31, 2006(1)	Aug 31, 2006	Nov 30, 2006	4Q06 vs. 4Q05	4Q06 vs. 3Q06	Nov 30, 2005	Nov 30, 2006(1)	Change

Investment banking	$742	$735	$898	$1,102	$903	$1,055	$1,009	$1,351	23%	34%	$3,477	$4,318	24%
Principal transactions:
Trading	1,727	1,684	2,035	1,460	2,958	3,447	2,713	2,154	48%	(21%)	6,906	11,272	63%
Investments	91	226	69	270	284	595	188	410	52%	118%	656	1,477	125%
Commissions	503	538	501	618	610	694	629	673	9%	7%	2,160	2,606	21%
Asset management, distribution and admin. fees	34	39	46	33	44	73	72	70	112%	(3%)	152	259	70%
Interest and dividends	5,275	5,379	6,263	8,538	9,791	9,318	11,826	11,044	29%	(7%)	25,455	41,979	65%
Other	66	78	69	88	79	83	88	154	75%	75%	301	404	34%
Total revenues	8,438	8,679	9,881	12,109	14,669	15,265	16,525	15,856	31%	(4%)	39,107	62,315	59%
Interest expense	4,423	5,339	5,717	7,955	9,196	9,720	11,536	10,301	29%	(11%)	23,434	40,753	74%
Net revenues	4,015	3,340	4,164	4,154	5,473	5,545	4,989	5,555	34%	11%	15,673	21,562	38%

Total non-interest expenses	2,938	2,527	2,876	2,578	3,698	3,458	2,988	3,258	26%	9%	10,919	13,402	23%

Income from continuing operations before losses
from unconsolidated investees, taxes, and
cumulative effect of accounting change	1,077	813	1,288	1,576	1,775	2,087	2,001	2,297	46%	15%	4,754	8,160	72%
Losses from unconsolidated investees	73	67	105	66	68	103	1	53	(20%)	*	311	225	(28%)
Income before taxes	1,004	746	1,183	1,510	1,707	1,984	2,000	2,244	49%	12%	4,443	7,935	79%
Provision for income taxes	284	171	306	148	531	722	580	475	*	(18%)	909	2,308	154%
Income from continuing operations (2)	$720	$575	$877	$1,362	$1,176	$1,262	$1,420	$1,769	30%	25%	$3,534	$5,627	59%

Return on average common equity (3)	21%	16%	24%	35%	29%	28%	30%	36%			24%	31%
Pre-tax profit margin (4)	27%	24%	31%	38%	32%	38%	40%	41%			30%	38%

(1) During the third quarter of fiscal 2006, the Company elected early application of Staff Accounting Bulletin 108 that was released by the U.S. Securities and Exchange Commission. For a further discussion of these adjustments, see note 18 “Staff
  Accounting Bulletin No. 108” in the Company’s Form 10-Q for the quarterly period ended August 31, 2006.

(2) Excludes (gain)/loss from discontinued operations and cumulative effect of accounting change.
(3) Refer to page 4 for the allocation of average common equity.
(4) Income before taxes, excluding losses from unconsolidated investees, as a % of net revenues.

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation. Refer to Legal Notice page 25.

MORGAN STANLEY Quarterly Financial Information and Statistical Data Institutional Securities (unaudited, dollars in millions)

	Quarter Ended								Percentage Change From:		Twelve Months Ended		Percentage
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	4Q06 vs. 4Q05	4Q06 vs. 3Q06	Nov 30, 2005	Nov 30, 2006	Change

Investment Banking
Advisory revenue	$254	$357	$388	$479	$355	$385	$461	$642	34%	39%	$1,478	$1,843	25%
Underwriting revenue
Equity	202	145	200	358	197	371	237	254	(29%)	7%	905	1,059	17%
Fixed income	286	233	310	265	351	299	311	455	72%	46%	1,094	1,416	29%
Total underwriting revenue	$488	$378	$510	$623	$548	$670	$548	$709	14%	29%	$1,999	$2,475	24%

Total investment banking revenue	$742	$735	$898	$1,102	$903	$1,055	$1,009	$1,351	23%	34%	$3,477	$4,318	24%

Sales and Trading
Sales and trading net revenue (1)
Equity	1,214	1,119	1,280	1,191	1,654	1,724	1,509	1,433	20%	(5%)	4,804	6,320	32%
Fixed income	1,998	1,211	1,964	1,609	2,724	2,366	2,221	2,266	41%	2%	6,782	9,577	41%
Total sales and trading net revenue	$3,212	$2,330	$3,244	$2,800	$4,378	$4,090	$3,730	$3,699	32%	(1%)	$11,586	$15,897	37%

	Fiscal View								Calendar View
	Quarter Ended (2)								Eleven Months Ended (2)
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Nov 30, 2005	Nov 30, 2006

Mergers and acquisitions announced transactions
Morgan Stanley global market volume (billions)	$144.7	$201.1	$107.9	$125.6	$320.9	$176.9	$174.4	$331.5	$557.7	$838.4
Market share	23.2%	35.8%	19.1%	18.2%	39.8%	20.2%	24.2%	31.9%	25.3%	26.9%
Rank	5	1	5	6	4	4	3	2	2	3

Mergers and acquisitions completed transactions
Morgan Stanley global market volume (billions)	$41.4	$94.9	$155.2	$170.7	$173.7	$181.5	$170.1	$221.5	$449.4	$680.5
Market share	12.6%	25.6%	21.8%	29.3%	27.5%	29.9%	26.6%	34.1%	24.0%	29.6%
Rank	4	2	5	2	2	2	4	1	4	2

Global equity and related issues
Morgan Stanley global market volume (billions)	$14.7	$5.7	$9.0	$15.5	$10.8	$19.1	$10.5	$14.7	$39.9	$49.1
Market share	11.8%	6.2%	6.2%	10.2%	7.5%	9.5%	8.6%	7.0%	8.7%	8.0%
Rank	1	6	5	1	4	2	3	6	3	3

Global IPO's
Morgan Stanley global market volume (billions)	$3.5	$2.1	$3.2	$5.4	$2.7	$7.5	$5.2	$5.8	$13.4	$20.1
Market Share	10.4%	8.6%	6.6%	9.9%	6.8%	11.1%	11.6%	6.3%	9.1%	8.8%
Rank	1	2	4	2	5	2	1	6	2	2

Global debt
Morgan Stanley global market volume (billions)	$82.9	$84.1	$91.2	$81.7	$95.1	$99.8	$86.9	$105.5	$327.1	$367.3
Market share	6.1%	5.8%	6.1%	5.1%	5.9%	5.8%	5.5%	5.4%	5.9%	5.7%
Rank	4	5	5	7	5	5	6	6	5	5

(1) Includes principal transactions trading, commissions and net interest revenue.
(2) Source: Thomson Financial, data as of December 6, 2006.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation. Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in billions)

	Quarter Ended								Percentage Change From:
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	4Q06 vs. 4Q05	4Q06 vs. 3Q06
Loans
Investment grade	$1.5	$1.8	$3.0	$5.0	$5.6	$6.2	$7.4	$6.4	28%	(14%)
Non-investment grade	1.0	1.9	2.8	2.3	2.9	2.9	5.4	3.4	48%	(37%)
Total loans	$2.5	$3.7	$5.8	$7.3	$8.5	$9.1	$12.8	$9.8	34%	(23%)

Commitments
Investment grade	$18.7	$21.1	$27.6	$23.9	$29.2	$27.1	$26.2	$32.2	35%	23%
Non-investment grade	2.0	5.6	3.0	13.1	5.3	8.2	18.4	17.0	30%	(8%)
Total commitments	$20.7	$26.7	$30.6	$37.0	$34.5	$35.3	$44.6	$49.2	33%	10%

Loans plus commitments
Investment grade	$20.2	$22.9	$30.6	$28.9	$34.8	$33.3	$33.6	$38.6	34%	15%
Non-investment grade	$3.0	$7.5	$5.8	$15.4	$8.2	$11.1	$23.8	$20.4	32%	(14%)
% investment grade	87%	75%	84%	65%	81%	75%	59%	65%
% non-investment grade	13%	25%	16%	35%	19%	25%	42%	35%

Total loans and commitments	$23.2	$30.4	$36.4	$44.3	$43.0	$44.4	$57.4	$59.0	33%	3%
Hedges (1)	$13.1	$14.3	$16.1	$17.8	$17.7	$23.8	$24.3	$26.5	49%	9%
Total loans and commitments net of hedges	$10.1	$16.1	$20.3	$26.5	$25.3	$20.6	$33.1	$32.5	23%	(2%)

(1)	Includes both internal and external hedges utilized by the lending business.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Global Wealth Management Group Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended								Percentage Change From:		Twelve Months Ended		Percentage
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	4Q06 vs. 4Q05	4Q06 vs. 3Q06	Nov 30, 2005	Nov 30, 2006	Change
Investment banking	$71	$68	$81	$100	$67	$95	$120	$146	46%	22%	$320	$428	34%
Principal transactions:
Trading	120	111	116	117	124	121	113	116	(1%)	3%	464	474	2%
Investments	(2)	(2)	1	2	0	26	16	11	*	(31%)	(1)	53	*
Commissions	329	295	306	298	319	312	261	316	6%	21%	1,228	1,208	(2%)
Asset management, distribution and admin fees	607	632	629	649	649	674	688	682	5%	(1%)	2,517	2,693	7%
Interest and dividends	135	149	174	204	206	246	270	296	45%	10%	662	1,018	54%
Other	38	45	38	46	36	44	33	42	(9%)	27%	167	155	(7%)
Total revenues	1,298	1,298	1,345	1,416	1,401	1,518	1,501	1,609	14%	7%	5,357	6,029	13%
Interest expense	60	70	90	118	117	116	130	161	36%	24%	338	524	55%
Net revenues	1,238	1,228	1,255	1,298	1,284	1,402	1,371	1,448	12%	6%	5,019	5,505	10%

Total non-interest expenses	885	1,110	1,225	1,214	1,261	1,245	1,213	1,277	5%	5%	4,434	4,996	13%
Income before taxes	353	118	30	84	23	157	158	171	104%	8%	585	509	(13%)
Provision for income taxes	139	48	11	(1)	9	51	53	51	*	(4%)	197	164	(17%)
Income from continuing operations (1)	$214	$70	$19	$85	$14	$106	$105	$120	41%	14%	$388	$345	(11%)

Return on average common equity (2)	23%	8%	2%	9%	2%	13%	14%	16%			11%	11%

Pre-tax profit margin (3)	29%	10%	2%	7%	2%	11%	12%	12%			12%	9%

(1)	Excludes cumulative effect of accounting change.
(2)	Refer to page 4 for the allocation of average common equity.
(3)	Income before taxes as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Global Wealth Management Group
(unaudited)

	Quarter Ended								Percentage Change From:
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	4Q06 vs. 4Q05	4Q06 vs. 3Q06

Global representatives	10,471	10,438	9,311	9,526	9,000	8,179	8,069	8.030	(16%)	-

Annualized revenue per global
representative (thousands) (1)	$462	$470	$508	$551	$554	$653	$675	$720	31%	7%

Assets by client segment (billions)
$10m or more	148	148	153	157	167	172	178	202	29%	13%
$1m - $10m	211	211	215	218	224	225	234	248	14%	6%
Subtotal - > $1m	359	359	368	375	391	397	412	450	20%	9%
$100k - $1m	193	190	188	181	181	183	183	179	(1%)	(2%)
< $100k	38	36	34	32	32	29	28	26	(19%)	(7%)
Client assets excluding corporate/other	590	585	590	588	604	609	623	655	11%	5%
Corporate / other	28	28	29	29	29	30	29	31	7%	7%
Total client assets (billions)	$618	$613	$619	$617	$633	$639	$652	$686	11%	5%

Fee-based client account assets (billions) (2)	$166	$165	$170	$173	$182	$190	$193	$206	19%	7%
Fee-based assets as a % of client assets	27%	27%	27%	28%	29%	30%	30%	30%

Bank deposit program (millions)	$496	$446	$449	$1,689	$7,319	$9,114	$9,839	$13,301	*	35%

Client assets per global
representative (millions) (3)	$59	$59	$66	$65	$70	$78	$81	$85	31%	5%

Domestic retail net new assets (billions) (4)	$3.7	$3.8	$(2.1)	$(8.1)	$-	$2.4	$5.4	$0.7	109%	(87%)

Domestic retail locations	524	526	517	485	484	473	460	453	(7%)	(2%)

(1)	Annualized revenue divided by average global representative headcount.
(2)	Represents the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(3)	Total client assets divided by period end global representative headcount.
(4)	Represents net new assets in the U.S. broad-based branch system.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Asset Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended								Percentage Change From:		Twelve Months Ended		Percentage
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	4Q06 vs. 4Q05	4Q06 vs. 3Q06	Nov 30, 2005	Nov 30, 2006	Change
Investment banking	$11	$11	$13	$15	$12	$15	$9	$12	(20%)	33%	$50	$48	(4%)
Principal transactions:
Investments	64	2	33	227	30	69	(2)	42	(81%)	*	326	139	(57%)
Commissions	7	7	9	6	7	7	5	6	-	20%	29	25	(14%)
Asset management, distribution and admin fees	605	615	612	628	639	621	606	638	2%	5%	2,460	2,504	2%
Interest and dividends	3	3	4	13	5	10	19	11	(15%)	(42%)	23	45	96%
Other	8	6	11	5	6	6	6	5	-	(17%)	30	23	(23%)
Total revenues	698	644	682	894	699	728	643	714	(20%)	11%	2,918	2,784	(5%)
Interest expense	2	2	3	4	4	5	9	(4)	(200%)	(144%)	11	14	27%
Net revenues	696	642	679	890	695	723	634	718	(19%)	13%	2,907	2,770	(5%)

Total non-interest expenses	409	467	517	507	523	499	509	528	4%	4%	1,900	2,059	8%
Income before taxes	287	175	162	383	172	224	125	190	(50%)	52%	1,007	711	(29%)
Provision for income taxes	107	68	57	146	67	89	50	79	(46%)	58%	378	285	(25%)
Income from continuing operations (1)	$180	$107	$105	$237	$105	$135	$75	$111	(53%)	48%	$629	$426	(32%)

Return on average common equity (2)	41%	25%	24%	55%	21%	26%	13%	18%			36%	19%
Pre-tax profit margin (3)	41%	27%	24%	43%	25%	31%	20%	27%			35%	26%

(1)	Excludes cumulative effect of accounting change.
(2)	Refer to page 4 for the allocation of average common equity.
(3)	Income before taxes as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Asset Management
(unaudited, dollars in billions)

	Quarter Ended								Percentage Change From:		Twelve Months Ended		Percentage
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	4Q06 vs. 4Q05	4Q06 vs. 3Q06	Nov 30, 2005	Nov 30, 2006	Change
Assets under management or supervision

Net flows by distribution channel
Americas Retail Morgan Stanley Brand	(3.0)	(2.2)	(2.6)	(2.9)	(3.0)	(2.2)	(2.2)	(2.4)	17%	(9%)	(10.7)	(9.8)	8%
Americas Retail Van Kampen Brand	1.1	0.6	0.7	0.7	(0.7)	(0.4)	(0.8)	(0.1)	(114%)	88%	3.1	(2.0)	(165%)
Americas Intermediary	(3.9)	0.2	1.6	0.4	1.7	4.0	1.5	1.3	*	(13%)	(1.7)	8.5	*
U.S. Institutional	(4.1)	(4.1)	(2.0)	(2.2)	(4.3)	(4.6)	(2.3)	(2.3)	(5%)	-	(12.4)	(13.5)	(9%)
Non- U.S.	1.9	1.6	(0.1)	3.8	1.1	2.0	0.2	1.7	(55%)	*	7.2	5.0	(31%)
Net flows excluding money markets	(8.0)	(3.9)	(2.4)	(0.2)	(5.2)	(1.2)	(3.6)	(1.8)	*	50%	(14.5)	(11.8)	19%
Money Market Net Flows
Institutional	1.7	(0.9)	2.9	(1.2)	4.0	(1.4)	2.8	7.7	*	175%	2.5	13.1	*
Retail	(0.8)	(2.3)	(0.7)	(2.7)	(5.7)	(3.0)	(0.7)	(3.3)	(22%)	*	(6.5)	(12.7)	(95%)
Total money market net flows	0.9	(3.2)	2.2	(3.9)	(1.7)	(4.4)	2.1	4.4	*	110%	(4.0)	0.4	110%

Assets under management or supervision by distribution channel
Americas Retail Morgan Stanley Brand	$68	$65	$64	$62	$60	$58	$56	$57	(8%)	2%
Americas Retail Van Kampen Brand	81	83	86	88	90	89	90	94	7%	4%
Americas Intermediary	44	43	46	48	51	55	59	63	31%	7%
U.S. Institutional	92	86	87	87	88	86	85	88	1%	4%
Non- U.S.	59	59	62	67	75	77	80	88	31%	10%
Total long term assets under management or supervision	344	336	345	352	364	365	370	390	11%	5%
Institutional money markets/liquidity	32	31	34	33	37	37	40	49	48%	23%
Retail money markets	51	49	49	46	41	38	38	35	(24%)	(8%)
Total Money Markets	83	80	83	79	78	75	78	84	6%	8%
Total assets under management or supervision	$427	$416	$428	$431	$442	$440	$448	$474	10%	6%
Share of minority interest assets(1)	0	0	0	0	0	0	0	4	*	*
Total	$427	$416	$428	$431	$442	$440	$448	$478	11%	7%

Assets under management or supervision by asset class
Equity	$207	$205	$212	$218	$230	$226	$226	$239	10%	6%
Fixed income	97	92	92	91	90	91	93	94	3%	1%
Money market	83	80	83	79	78	75	78	84	6%	8%
Alternatives	19	18	18	19	18	20	20	21	11%	5%
Real estate	10	10	11	12	14	15	18	22	83%	22%
Total assets under management	416	405	416	419	430	427	435	460	10%	6%
Unit trusts	11	11	12	12	12	13	13	14	17%	8%
Total assets under management or supervision	$427	$416	$428	$431	$442	$440	$448	$474	10%	6%
Share of minority interest assets (1)	0	0	0	0	0	0	0	4	*	*
Total	$427	$416	$428	$431	$442	$440	$448	$478	11%	7%

(1) Represents Asset Management's share of minority interest assets.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Consolidated Assets Under Management or Supervision
(unaudited, dollars in billions)

	Quarter Ended								Percentage Change From:
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	4Q06 vs. 4Q05	4Q06 vs. 3Q06
Assets under management or supervision by distribution channel
Americas Retail Morgan Stanley Brand	$68	$65	$64	$62	$60	$58	$56	$57	(8%)	2%
Americas Retail Van Kampen Brand	81	83	86	88	90	89	90	94	7%	4%
Americas Intermediary	44	43	46	48	51	55	59	63	31%	7%
U.S. Institutional	92	86	87	87	88	86	85	88	1%	4%
Non - U.S.	59	59	62	67	75	77	80	88	31%	10%
Total long term assets under management or supervision	344	336	345	352	364	365	370	390	11%	5%
Institutional money markets/liquidity	32	31	34	33	37	37	40	49	48%	23%
Retail money markets	51	49	49	46	41	38	38	35	(24%)	(8%)
Total Money Markets	83	80	83	79	78	75	78	84	6%	8%
Sub-total assets under management or supervision	427	416	428	431	442	440	448	474	10%	6%

Global wealth management group	127	126	132	139	149	148	161	173	24%	7%
Institutional securities	22	23	27	29	31	37	38	42	45%	11%
Total assets under management or supervision	$576	$565	$587	$599	$622	$625	$647	$689	15%	6%
Share of minority interest assets (1)	0	0	0	0	0	0	0	4	*	*
Total	$576	$565	$587	$599	$622	$625	$647	$693	16%	7%

Consolidated assets under management or supervision by asset class
Equity	$267	$265	$276	$285	$301	$303	$306	$325	14%	6%
Fixed income	111	106	107	108	108	109	111	113	5%	2%
Money market	87	84	87	83	83	80	83	89	7%	7%
Alternatives	19	18	18	19	18	20	20	21	11%	5%
Real estate	32	33	38	41	45	52	56	64	56%	14%
Subtotal	516	506	526	536	555	564	576	612	14%	6%
Unit trusts	11	11	12	12	12	13	13	14	17%	8%
Other (2)	49	48	49	51	55	48	58	63	24%	9%
Total assets under management or supervision	$576	$565	$587	$599	$622	$625	$647	$689	15%	6%
Share of minority interest assets (1)	0	0	0	0	0	0	0	4	*	*
Total	$576	$565	$587	$599	$622	$625	$647	$693	16%	7%

(1)	Represents Asset Management's share of minority interest assets.
(2)	Includes assets under management or supervision associated with the Global Wealth Management Group.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Discover Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended								Percentage Change From:		Twelve Months Ended		Percentage
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	4Q06 vs. 4Q05	4Q06 vs. 3Q06	Nov 30, 2005	Nov 30, 2006	Change

Merchant, cardmember and other fees	$308	$318	$357	$340	$289	$277	$312	$289	(15%)	(7%)	$1,323	$1,167	(12%)
Servicing and securitization income	494	423	398	294	596	651	565	526	79%	(7%)	1,609	2,338	45%
Other	2	2	(1)	2	4	5	13	13	*	-	5	35	*
Total non-interest revenues	804	743	754	636	889	933	890	828	30%	(7%)	2,937	3,540	21%

Interest revenue	458	536	593	587	586	608	642	622	6%	(3%)	2,174	2,458	13%
Interest expense	168	182	212	219	231	220	253	248	13%	(2%)	781	952	22%
Net interest income	290	354	381	368	355	388	389	374	2%	(4%)	1,393	1,506	8%

Provision for consumer loan losses	135	209	224	310	155	130	232	239	(23%)	3%	878	756	(14%)
Net credit income	155	145	157	58	200	258	157	135	133%	(14%)	515	750	46%

Net revenues	959	888	911	694	1,089	1,191	1,047	963	39%	(8%)	3,452	4,290	24%

Total non-interest expenses	605	625	672	629	610	650	679	764	21%	13%	2,531	2,703	7%

Income before losses from
unconsolidated investees and taxes	354	263	239	65	479	541	368	199	*	(46%)	921	1,587	72%
Losses from unconsolidated investees	0	0	0	0	1	0	1	1	*	-	0	3	*
Income before taxes	354	263	239	65	478	541	367	198	*	(46%)	921	1,584	72%
Provision for income taxes	134	99	89	18	178	203	125	-	*	*	340	506	49%
Income from continuing operations (1)	$220	$164	$150	$47	$300	$338	$242	$198	*	(18%)	$581	$1,078	86%

Return on average common equity (2)	20%	16%	13%	4%	26%	27%	19%	15%			13%	22%
Pre-tax profit margin (3)	37%	30%	26%	9%	44%	45%	35%	21%			27%	37%

(1)	Excludes cumulative effect of accounting change.
(2)	Refer to page 4 for the allocation of average common equity.
(3)	Income before taxes, excluding losses from unconsolidated investees, as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Discover Income Statement Information
(Managed loan basis)
(unaudited, dollars in millions)

	Quarter Ended								Percentage Change From:		Twelve Months Ended		Percentage
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	4Q06 vs. 4Q05	4Q06 vs. 3Q06	Nov 30, 2005	Nov 30, 2006	Change

Merchant, cardmember and other fees	$481	$484	$532	$520	$519	$541	$579	$542	4%	(6%)	$2,017	$2,181	8%
Servicing and securitization income	0	0	0	0	0	0	0	0	-	-	0	0	-
Other	34	(14)	(19)	(74)	143	22	11	18	124%	64%	(73)	194	*
Total non-interest revenues	515	470	513	446	662	563	590	560	26%	(5%)	1,944	2,375	22%

Interest revenue	1,383	1,426	1,463	1,432	1,475	1,576	1,572	1,544	8%	(2%)	5,704	6,167	8%
Interest expense	401	433	475	497	541	576	619	614	24%	(1%)	1,806	2,350	30%
Net interest income	982	993	988	935	934	1,000	953	930	(1%)	(2%)	3,898	3,817	(2%)

Provision for consumer loan losses	538	575	590	687	507	372	496	527	(23%)	6%	2,390	1,902	(20%)
Net credit income	444	418	398	248	427	628	457	403	63%	(12%)	1,508	1,915	27%

Net revenues	959	888	911	694	1,089	1,191	1,047	963	39%	(8%)	3,452	4,290	24%

Total non-interest expenses	605	625	672	629	610	650	679	764	21%	13%	2,531	2.703	7%

Income before losses from
consolidated investees and taxes	354	263	239	65	479	541	368	199	*	(46%)	921	1,587	72%
Losses/(gains) from unconsolidated investees	0	0	0	0	1	0	1	1	*	-	0	3	*
Income before taxes	354	263	239	65	478	541	367	198	*	(46%)	921	1,584	72%
Provision for income taxes	134	99	89	18	178	203	125	-	*	*	340	506	49%
Income from continuing operations (1)	$220	$164	$150	$47	$300	$338	$242	$198	*	(18%)	$581	$1,078	86%

Return on average common equity (2)	20%	16%	13%	4%	26%	27%	19%	15%			13%	22%
Pre-tax profit margin (3)	37%	30%	26%	9%	44%	45%	35%	21%			27%	37%

(1)	Excludes cumulative effect of accounting change.
(2)	Refer to page 4 for the allocation of average common equity.
(3)	Income before taxes, excluding losses from unconsolidated investees, as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Discover
(unaudited, dollars in millions)

	Quarter Ended								Percentage Change From:				Twelve Months Ended		Percentage
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	4Q06 vs. 4Q05		4Q06 vs. 3Q06		Nov 30, 2005	Nov 30, 2006	Change

Total owned credit card loans (1)
Period end	$18,908	$19,385	$20,570	$22,496	$19,924	$21,764	$22,922	$23,588	5%		3%		$22,496	$23,588	5%
Average	$19,210	$18,753	$19,835	$21,934	$21,976	$19,664	$22,424	$22,539	3%		1%		$19,932	$21,647	9%

Total managed credit card loans (1)(2)
Period end	$47,770	$46,845	$47,105	$46,936	$47,825	$48,539	$49,585	$50,291	7%		1%		$46,936	$50,291	7%
Average	$48,930	$47,146	$46,769	$46,502	$47,575	$47,307	$48,763	$49,181	6%		1%		$47,330	$48,207	2%
Interest yield	11.23%	11.69%	12.04%	11.94%	12.13%	12.69%	12.38%	12.23%	29	bp	(15	bp)	11.72%	12.36%	64	bp
Interest spread	7.79%	7.96%	7.95%	7.55%	7.44%	7.78%	7.07%	6.86%	(69	bp)	(21	bp)	7.81%	7.29%	(52	bp)
Transaction volume (billions)	$25.9	$25.4	$26.7	$26.1	$26.8	$28.5	$30.2	$29.1	11%		(4%)		$104.1	$114.7	10%
Net Sales	20.8	21.1	22.4	21.6	22.5	24.0	25.7	24.5	13%		(5%)		86.0	96.6	12%
Other transaction volume	5.1	4.3	4.3	4.5	4.3	4.5	4.5	4.6	2%		2%		18.1	18.1	-
Accounts (millions)	45.9	45.9	45.6	45.5	46.1	45.9	45.6	45.3	-		(1%)		45.5	45.3	-
Active accounts (millions)	19.5	19.3	19.2	19.2	19.6	19.6	19.7	19.8	3%		1%		19.2	19.8	3%
Average receivables per avg.
active account (actual $)	$2,476	$2,426	$2,429	$2,420	$2,457	$2,415	$2,484	$2,500	3%		1%		$2,438	$2,464	1%
Trans volume per avg. active
account (actual $)	$1,311	$1,306	$1,387	$1,360	$1,385	$1,457	$1,538	$1,481	9%		(4%)		$5,363	$5,862	9%
Net gain on securitization	$32	$(16)	$(18)	$(76)	$139	$17	$(2)	$5	107%		*		$(78)	$159	*
Return on managed receivables (3)	1.82%	1.38%	1.28%	0.40%	2.56%	2.84%	1.96%	1.62%	122	bp	(34	bp)	1.23%	2.24%	101	bp
Credit quality
Net charge-off rate	5.11%	4.94%	5.12%	5.76%	5.06%	3.30%	3.81%	4.15%	(161	bp)	34	bp	5.23%	4.08%	(115	bp)
Delinquency rate (over 30 days)	4.24%	3.90%	3.91%	3.98%	3.45%	3.29%	3.41%	3.51%	(47	bp)	10	bp	3.98%	3.51%	(47	bp)
Delinquency rate (over 90 days)	2.05%	1.83%	1.80%	1.75%	1.61%	1.53%	1.59%	1.65%	(10	bp)	6	bp	1.75%	1.65%	(10	bp)
Allowance for loan losses at period end	$840	$828	$817	$829	$777	$773	$808	$828	-		2%		$829	$828	-

International managed credit card loans (2)
Period end	$2,648	$2,479	$2,684	$2,675	$4,183	$4,406	$4,522	$4,644	74%		3%		$2,675	$4,644	74%
Average	$2,606	$2,578	$2,523	$2,667	$2,911	$4,049	$4,361	$4,419	66%		1%		$2,593	$3,939	52%
Accounts (millions)	1.4	1.4	1.5	1.5	2.6	2.9	2.9	3.0	100%		3%		1.5	3.0	100%

Payment services (millions of transactions)
Discover network transaction volume	314	315	338	334	339	340	362	358	7%		(1%)		1,301	1,399	8%
PULSE network transaction volume (4)	216	457	466	417	425	471	473	488	17%		3%		1,556	1,857	19%
Total network transaction volume	530	772	804	751	764	811	835	846	13%		1%		2,857	3,256	14%

(1)	Includes domestic and international consumer credit card businesses.
(2)	Includes owned and securitized credit card loans.
(3)	Annualized net income divided by average managed receivables.
(4)	Reflects volume subsequent to date of acquisition.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Intersegment Eliminations Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended								Percentage Change From:		Twelve Months Ended		Percentage
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	4Q06 vs. 4Q05	4Q06 vs. 3Q06	Nov 30, 2005	Nov 30, 2006	Change

Investment banking (1)	$(3)	$0	$0	$(1)	$0	$(33)	$0	$(6)	*	*	$(4)	$(39)	*
Principal transactions:
Trading	(1)	(1)	(1)	(2)	(2)	(3)	(2)	(1)	50%	50%	(5)	(8)	(60%)
Investments	0	0	0	0	0	0	0	0	-	-	0	0	-
Commissions	(15)	(16)	(12)	(11)	(7)	(8)	(7)	(7)	36%	-	(54)	(29)	46%
Asset management, distribution and admin. fees	(42)	(40)	(38)	(51)	(53)	(35)	(40)	(40)	22%	-	(171)	(168)	2%
Interest and dividends	(28)	(32)	(36)	(43)	(39)	(68)	(87)	(90)	(109%)	(3%)	(139)	(284)	(104%)
Other	(9)	(10)	(11)	(9)	(10)	(15)	(10)	(12)	(33%)	(20%)	(39)	(47)	(21%)
Total revenues	(98)	(99)	(98)	(117)	(111)	(162)	(146)	(156)	(33%)	(7%)	(412)	(575)	(40%)
Interest expense	(28)	(32)	(36)	(43)	(52)	(64)	(93)	(97)	(126%)	(4%)	(139)	(306)	(120%)
Net revenues	(70)	(67)	(62)	(74)	(59)	(98)	(53)	(59)	20%	(11%)	(273)	(269)	1%

Total non-interest expenses	(94)	(92)	(85)	(96)	(78)	(85)	(68)	(71)	26%	(4%)	(367)	(302)	18%

Income before taxes	24	25	23	22	19	(13)	15	12	(45%)	(20%)	94	33	(65%)
Provision for income taxes	9	10	8	7	7	(5)	6	4	(43%)	(33%)	34	12	(65%)
Income from continuing operations (2)	$15	$15	$15	$15	$12	$(8)	$9	$8	(47%)	(11%)	$60	$21	(65%)

(1)	Included in the May 31, 2006 amount is $30m related to the sale of the Company's aircraft leasing business.
(2)	Excludes cumulative effect of accounting change.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY

The following (page 17) presents more detailed financial information regarding the results of operations for the combined
Institutional Securities, Global Wealth Management Group and Asset Management businesses. Morgan Stanley believes that a combined presentation is informative due to certain synergies among these businesses, as well as to facilitate comparisons of the Company’s results with those of other companies in the financial services industry that have securities and asset management businesses. Morgan Stanley also provides this type of presentation on a managed basis for its Discover business
(page 18) in order to provide helpful comparison to other credit card issuers.

MORGAN STANLEY
Quarterly Institutional Securities, Global Wealth Management Group and Asset Management (1)
Combined Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended								Percentage Change From:		Twelve Months Ended		Percentage
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006 (2)	May 31, 2006 (2)	Aug 31, 2006	Nov 30, 2006	4Q06 vs. 4Q05	4Q06 vs. 3Q06	Nov 30, 2005	Nov 30, 2006(1)	Change

Investment banking	$824	$814	$992	$1,216	$982	$1,165	$1,138	$1,503	24%	32%	$3,846	$4,788	24%
Principal transactions:
Trading	1,847	1,795	2,151	1,577	3,082	3,568	2,826	2,270	44%	(20%)	7,370	11,746	59%
Investments	153	226	103	499	314	690	202	463	(7%)	129%	981	1,669	70%
Commissions	824	824	804	911	929	1,005	888	988	8%	11%	3,363	3,810	13%
Asset management, distribution and administration fees	1,204	1,246	1,249	1,259	1,279	1,333	1,327	1,351	7%	2%	4,958	5,290	7%
Interest and dividends	5,405	5,521	6,429	8,738	9,991	9,537	12,071	11,307	29%	(6%)	26,093	42,906	64%
Other	103	119	107	130	111	118	117	189	45%	62%	459	535	17%
Total revenues	10,360	10,545	11,835	14,330	16,688	17,416	18,568	18,071	26%	(3%)	47,070	70,744	50%
Interest expense	4,477	5,401	5,798	8,060	9,293	9,808	11,625	10,408	29%	(10%)	23,736	41,135	73%
Net revenues	5,883	5,144	6,037	6,270	7,395	7,608	6,943	7,663	22%	10%	23,334	29,609	27%

Compensation and benefits	2,639	2,413	2,923	2,473	3,917	3,499	2,914	3,135	27%	8%	10,448	13,465	29%
Occupancy and equipment	308	209	217	220	209	216	232	252	15%	9%	954	909	(5%)
Brokerage, clearing and exchange fees	260	276	267	267	292	340	339	335	25%	(1%)	1,070	1,306	22%
Information processing and communications	260	265	263	269	259	272	275	284	6%	3%	1,057	1,090	3%
Marketing and business development	112	143	143	177	119	156	147	221	25%	50%	575	643	12%
Professional services	315	365	425	507	370	449	456	607	20%	33%	1,612	1,882	17%
Other	499	342	296	292	240	191	281	159	(46%)	(43%)	1,429	871	(39%)
September 11th related insurance recoveries, net	(251)	0	0	0	0	0	0	0	-	-	(251)	0	*
Total non-interest expenses	4,142	4,013	4,534	4,205	5,406	5,123	4,644	4,993	19%	8%	16,894	20,166	19%

Income from continuing operations before losses
from unconsolidated investees, taxes
and cumulative effect of accounting change	1,741	1,131	1,503	2,065	1,989	2,485	2,299	2,670	29%	16%	6,440	9,443	47%
Losses from unconsolidated investees	73	67	105	66	68	103	1	53	(20%)	*	311	225	(28%)
Income before taxes	1,668	1,064	1,398	1,999	1,921	2,382	2,298	2,617	31%	14%	6,129	9,218	50%
Provision for income taxes	539	297	382	300	614	857	689	609	103%	(12%)	1,518	2,769	82%
Income from continuing operations (3)	$1,129	$767	$1,016	$1,699	$1,307	$1,525	$1,609	$2,008	18%	25%	$4,611	$6,449	40%

Return on average common equity (4)	23%	16%	20%	32%	24%	26%	27%	32%			23%	27%
Compensation and benefits as a % of net revenues	45%	47%	48%	39%	53%	46%	42%	41%			45%	46%
Non-compensation expenses as a % of net revenues	26%	31%	27%	28%	20%	21%	25%	24%			28%	23%

Pre-tax profit margin (5)	30%	22%	25%	33%	27%	33%	33%	35%			28%	32%

Number of employees (6)	39,641	40,267	40,226	39,723	40,188	40,088	41,416	42,124	6%	2%

(1)	Includes the elimination of intersegment activity between Institutional Securities, Global Wealth Management Group and Asset Management.
(2)	During the third quarter of fiscal 2006, the Company elected early application of Staff Accounting Bulletin 108 that was released by the U.S. Securities and Exchange Commission. For a further discussion of these adjustments, see note 18 “Staff Accounting Bulletin No. 108” in the Company’s Form 10-Q for the quarterly period ended August 31, 2006.
(3)	Excludes gain/(loss) from discontinued operations and cumulative effect of accounting change.
(4)	Refer to page 4 for the allocation of average common equity.
(5)	Income before taxes, excluding losses from unconsolidated investees, as a % of net revenues.
(6)	Includes Institutional Securities, Global Wealth Management Group, Asset Management and Infrastructure / Company areas.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Discover Income Statement Information
(Managed loan basis)
(unaudited, dollars in millions)

	Quarter Ended								Percentage Change From:		Twelve Months Ended		Percentage
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	4Q06 vs. 4Q05	4Q06 vs. 3Q06	Nov 30, 2005	Nov 30, 2006	Change

Merchant, cardmember and other fees	$481	$484	$532	$520	$519	$541	$579	$542	4%	(6%)	$2,017	$2,181	8%
Servicing and securitization income	0	0	0	0	0	0	0	0	-	-	0	0	-
Other	34	(14)	(19)	(74)	143	22	11	18	124%	64%	(73)	194	*
Total non-interest revenues	515	470	513	446	662	563	590	560	26%	(5%)	1,944	2,375	22%

Interest revenue	1,383	1,426	1,463	1,432	1,475	1,576	1,572	1,544	8%	(2%)	5,704	6,167	8%
Interest expense	401	433	475	497	541	576	619	614	24%	(1%)	1,806	2,350	30%
Net interest income	982	993	988	935	934	1,000	953	930	(1%)	(2%)	3,898	3,817	(2%)

Provision for consumer loan losses	538	575	590	687	507	372	496	527	(23%)	6%	2,390	1,902	(20%)
Net credit income	444	418	398	248	427	628	457	403	63%	(12%)	1,508	1,915	27%

Net revenues	959	888	911	694	1,089	1,191	1,047	963	39%	(8%)	3,452	4,290	24%

Compensation and benefits	215	209	242	199	244	224	235	219	10%	(7%)	865	922	7%
Occupancy and equipment	24	23	22	23	23	21	23	24	4%	4%	92	91	(1%)
Information processing and communications	83	85	87	98	90	96	98	103	5%	5%	353	387	10%
Marketing and business development	145	155	133	154	119	142	145	198	29%	37%	587	604	3%
Professional services	67	73	80	74	64	92	93	119	61%	28%	294	368	25%
Other	71	80	108	81	70	75	85	101	25%	19%	340	331	(3%)
Total non-interest expenses	605	625	672	629	610	650	679	764	21%	13%	2,531	2,703	7%

Income before losses from
unconsolidated investees and taxes	354	263	239	65	479	541	368	199	*	(46%)	921	1,587	72%
Losses from unconsolidated investees	0	0	0	0	1	0	1	1	*	-	0	3	*
Income before taxes	354	263	239	65	478	541	367	198	*	(46%)	921	1,584	72%
Provision for income taxes	134	99	89	18	178	203	125	0	*	*	340	506	49%
Income from continuing operations (1)	$220	$164	$150	$47	$300	$338	$242	$198	*	(18%)	$581	$1,078	86%

Return on average common equity (2)	20%	16%	13%	4%	26%	27%	19%	15%			13%	22%
Compensation and benefits as a % of net revenues	22%	24%	27%	29%	22%	19%	22%	23%			25%	22%
Non-compensation expenses as a % of net revenues	41%	47%	47%	62%	34%	36%	42%	57%			48%	42%
Pre-tax profit margin (3)	37%	30%	26%	9%	44%	45%	35%	21%			27%	37%

Number of employees	14,077	13,875	13,534	13,495	13,683	13,075	12,933	13,186	(2%)	2%

(1)	Excludes cumulative effect of accounting change.
(2)	Refer to page 4 for the allocation of average common equity.
(3)	Income before taxes, excluding losses from unconsolidated investees, as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
The following (pages 19 - 22) present a reconciliation for certain information disclosed on pages 13, 14, 15 and 18.

The data is presented on both a "managed" loan basis and as reported under generally accepted accounting principles ("owned" loan basis).
Managed loan data assume that the Company's securitized loan receivables have not been sold and presents the results of securitized loan receivables in the same manner as the Company's owned loans. The Company operates its Discover business and analyzes its financial performance on a managed basis. Accordingly, underwriting and servicing standards are comparable for both owned and securitized loans.
The Company believes that managed loan information is useful to investors because it provides information regarding the quality of loan origination and credit performance of the entire managed portfolio and allows investors to understand the related credit risks inherent in owned loans and retained interests in securitizations. In addition, investors often request information on a managed basis, which provides a more meaningful comparison to industry competitors.

MORGAN STANLEY
Quarterly Discover Reconciliation of General Purpose Credit Card Loan Data (1)
(unaudited, dollars in millions)

	Quarter Ended Nov 30, 2006
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$23,588	$22,539	3.53%	10.28%	5.18%	3.95%	3.22%	1.53%
Securitized	26,703	26,642	2.99%	13.88%	8.32%	4.32%	3.76%	1.75%
Managed	$50,291	$49,181	1.62%	12.23%	6.86%	4.15%	3.51%	1.65%

	Quarter Ended Aug 31, 2006
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$22,922	$22,424	4.27%	10.45%	5.40%	3.57%	3.17%	1.48%
Securitized	26,663	26,339	3.64%	14.02%	8.52%	4.01%	3.62%	1.68%
Managed	$49,585	$48,763	1.96%	12.38%	7.07%	3.81%	3.41%	1.59%

	Quarter Ended May 31, 2006
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$21,764	$19,664	6.83%	11.01%	6.41%	3.02%	2.97%	1.38%
Securitized	26,775	27,643	4.86%	13.89%	8.76%	3.50%	3.56%	1.65%
Managed	$48,539	$47,307	2.84%	12.69%	7.78%	3.30%	3.29%	1.53%

	Quarter Ended Feb 28, 2006
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$19,924	$21,976	5.54%	9.87%	5.41%	4.54%	2.97%	1.36%
Securitized	27,901	25,599	4.75%	14.08%	9.20%	5.51%	3.79%	1.79%
Managed	$47,825	$47,575	2.56%	12.13%	7.44%	5.06%	3.45%	1.61%

(1)	The table provides a reconciliation of certain managed and owned basis statistical data (period-end and average loan balances, return on receivables, interest yield, interest spread, net charge-off rates, and 30- and 90-day delinquency rates) for the periods indicated.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Discover Reconciliation of General Purpose Credit Card Loan Data (1)
(unaudited, dollars in millions)

	Quarter Ended Nov 30, 2005
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$22,496	$21,934	0.86%	9.89%	5.53%	5.35%	3.69%	1.62%
Securitized	24,440	24,568	0.77%	13.77%	9.36%	6.13%	4.24%	1.87%
Managed	$46,936	$46,502	0.40%	11.94%	7.55%	5.76%	3.98%	1.75%

	Quarter Ended Aug 31, 2005
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$20,570	$19,835	3.01%	10.96%	6.63%	4.69%	3.62%	1.67%
Securitized	26,535	26,934	2.21%	12.83%	8.93%	5.43%	4.13%	1.90%
Managed	$47,105	$46,769	1.28%	12.04%	7.95%	5.12%	3.91%	1.80%

	Quarter Ended May 31, 2005
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$19,385	$18,753	3.48%	10.56%	6.47%	4.62%	3.48%	1.64%
Securitized	27,460	28,393	2.30%	12.43%	8.92%	5.15%	4.19%	1.97%
Managed	$46,845	$47,146	1.38%	11.69%	7.96%	4.94%	3.90%	1.83%

	Quarter Ended Feb 28, 2005
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$18,908	$19,210	4.64%	9.07%	5.15%	4.62%	3.75%	1.81%
Securitized	28,862	29,720	3.00%	12.63%	9.47%	5.43%	4.55%	2.20%
Managed	$47,770	$48,930	1.82%	11.23%	7.79%	5.11%	4.24%	2.05%

(1)	The tables provide a reconciliation of certain managed and owned basis statistical data (period-end and average loan balances, return on receivables, interest yield, interest spread, net charge-off rates, and 30- and 90-day delinquency rates) for the periods indicated.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Year to Date Discover Reconciliation of General Purpose Credit Card Loan Data (1)
(unaudited, dollars in millions)

	Twelve Months Ended Nov 30, 2006
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$23,588	$21,647	4.98%	10.39%	5.59%	3.79%	3.22%	1.53%
Securitized	26,703	26,560	4.06%	13.96%	8.69%	4.31%	3.76%	1.75%
Managed	$50,291	$48,207	2.24%	12.36%	7.29%	4.08%	3.51%	1.65%

	Twelve Months Ended Nov 30, 2005
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$22,496	$19,932	2.92%	10.12%	5.94%	4.84%	3.69%	1.62%
Securitized	24,440	27,398	2.12%	12.88%	9.16%	5.52%	4.24%	1.87%
Managed	$46,936	$47,330	1.23%	11.72%	7.81%	5.23%	3.98%	1.75%

(1)	The tables provide a reconciliation of certain managed and owned basis statistical data (period-end and average loan balances, return on receivables, interest yield, interest spread, net charge-off rates, and 30- and 90-day delinquency rates) for the periods indicated.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Discover Reconciliation of Managed Income Statement Data (1)
(unaudited, dollars in millions)

	Quarter Ended								Twelve Months Ended
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Nov 30, 2005	Nov 30, 2006

Merchant, cardmember and other fees:
Owned	$308	$318	$357	$340	$289	$277	$312	$289	$1,323	$1,167
Securitization adjustment	173	166	175	180	230	264	267	253	694	1,014
Managed	$481	$484	$532	$520	$519	$541	$579	$542	$2,017	$2,181

Servicing and securitizations income:
Owned	$494	$423	$398	$294	$596	$651	$565	$526	$1,609	$2,338
Securitization adjustment	(494)	(423)	(398)	(294)	(596)	(651)	(565)	(526)	(1,609)	(2,338)
Managed	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Other:
Owned	$2	$2	$(1)	$2	$4	$5	$13	$13	$5	$35
Securitization adjustment	32	(16)	(18)	(76)	139	17	(2)	5	(78)	159
Managed	$34	$(14)	$(19)	$(74)	$143	$22	$11	$18	$(73)	$194

Interest revenue:
Owned	$458	$536	$593	$587	$586	$608	$642	$622	$2,174	$2,458
Securitization adjustment	925	890	870	845	889	968	930	922	3,530	3,709
Managed	$1,383	$1,426	$1,463	$1,432	$1,475	$1,576	$1,572	$1,544	$5,704	$6,167

Interest expense:
Owned	$168	$182	$212	$219	$231	$220	$253	$248	$781	$952
Securitization adjustment	233	251	263	278	310	356	366	366	1,025	1,398
Managed	$401	$433	$475	$497	$541	$576	$619	$614	$1,806	$2,350

Provision for consumer loan losses:
Owned	$135	$209	$224	$310	$155	$130	$232	$239	$878	$756
Securitization adjustment	403	366	366	377	352	242	264	288	1,512	1,146
Managed	$538	$575	$590	$687	$507	$372	$496	$527	$2,390	$1,902

(1)	The tables provide a reconciliation of certain managed and owned basis income statement data
(merchant, cardmember and other fees, servicing fees, other revenue, interest revenue, interest expense and provision for consumer loan losses) for the periods indicated.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
The following (page 23) presents a reconciliation for adjusted assets.

Balance sheet leverage ratios are one indicator of capital adequacy when viewed in the context of a company's overall liquidity and capital policies. The Company views the adjusted leverage ratio as a more relevant measure of financial risk when comparing financial services firms and evaluating leverage trends. Adjusted assets exclude certain self-funded assets considered to have minimal market, credit and/or liquidity risk that are generally attributable to matched book and securities lending businesses as measured by aggregate resale agreements and securities borrowed less non-derivative short positions. In addition, the adjusted leverage ratio reflects the deduction from shareholders' equity of the amount of equity used to support goodwill and intangible assets, as the Company does not view this amount of equity as available to support its risk capital needs.

MORGAN STANLEY
Quarterly Reconciliation of Adjusted Assets
(unaudited, dollars in millions, except ratios)

	Quarter Ended
	Feb 28, 2005	May 31, 2005	Aug 31, 2005	Nov 30, 2005	Feb 28, 2006(1)	May 31, 2006(1)	Aug 31, 2006	Nov 30, 2006

Total assets	$802,210	$818,711	$837,391	$898,523	$959,625	$1,027,054	$1,028,872	$1,123,901

Less: Securities purchased under agreements to resell	(143,462)	(145,579)	(143,642)	(174,330)	(176,260)	(190,289)	(171,547)	(174,866)
Securities borrowed	(207,985)	(228,454)	(227,098)	(244,241)	(252,896)	(274,581)	(283,024)	(299,631)
Add: Financial instruments sold, not yet purchased	119,913	131,901	137,443	147,000	149,561	159,822	152,979	183,119
Less: Derivative contracts sold, not yet purchased	(37,389)	(39,835)	(48,395)	(44,952)	(42,928)	(48,747)	(47,017)	(57,491)
Subtotal	533,287	536,744	555,699	582,000	637,102	673,259	680,263	775,032
Less: Segregated customer cash and securities balances	(26,461)	(36,539)	(30,912)	(30,540)	(27,156)	(31,685)	(30,917)	(16,782)
Assets recorded under certain provisions of SFAS No.140 and FIN 46	(57,042)	(57,394)	(64,066)	(67,091)	(78,925)	(90,046)	(89,649)	(100,236)
Goodwill and intangible assets	(2,563)	(2,528)	(2,531)	(2,500)	(2,873)	(2,932)	(2,943)	(3,350)

Adjusted assets	$447,221	$440,283	$458,190	$481,869	$528,148	$548,596	$556,754	$654,664

Common equity	$28,495	$28,330	$28,226	$29,182	$30,103	$32,118	$33,072	$34,264
Preferred equity	0	0	0	0	0	0	1,100	1,100
Shareholders' equity	28,495	28,330	28,226	29,182	30,103	32,118	34,172	35,364
Junior subordinated debt issued to capital trusts (2)	2,833	2,894	2,881	2,764	3,783	3,784	3,784	4,884
Subtotal	31,328	31,224	31,107	31,946	33,886	35,902	37,956	40,248
Less: Goodwill and intangible assets	(2,563)	(2,528)	(2,531)	(2,500)	(2,873)	(2,932)	(2,943)	(3,350)
Tangible shareholders' equity	$28,765	$28,696	$28,576	$29,446	$31,013	$32,970	$35,013	$36,898

Leverage ratio (3)	27.9x	28.5x	29.3x	30.5x	30.9x	31.2x	29.4x	30.5x

Adjusted leverage ratio (4)	15.5x	15.3x	16.0x	16.4x	17.0x	16.6x	15.9x	17.7x

(1)	During the third quarter of fiscal 2006, the Company elected early application of Staff Accounting Bulletin 108 that was released by the U.S. Securities and Exchange Commission. For a further discussion of these adjustments, see note 18 “Staff Accounting Bulletin No. 108” in the Company’s Form 10-Q for the quarterly period ended August 31, 2006.
(2)	The Company views the junior subordinated debt issued to capital trusts as a component of its equity capital base given the inherent characteristics of the securities. These characteristics include the long dated nature (some have final maturity at issuance of thirty years extendible at the Company's option by a further nineteen years, others have a 40 year final maturity at issuance), the Company's ability to defer coupon interest for up to 20 consecutive quarters, and the subordinated nature of the obligations in the capital structure. The Company also receives rating agency equity credit for these securities.
(3)	Leverage ratio equals total assets divided by tangible shareholders' equity.
(4)	Adjusted leverage ratio equals adjusted total assets divided by tangible shareholders' equity.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY

This page represents an addendum to the 4Q 2006 Financial Supplement.

In accordance with SFAS 123R, fiscal 2005 compensation expense included the amortization of fiscal 2003 and fiscal 2004 awards but excluded amortization for fiscal 2005 year-end awards. Fiscal 2006 compensation expense includes the amortization related to fiscal 2003 awards, fiscal 2004 awards, fiscal 2005 awards granted to non-retirement-eligible employees, the full cost of equity awards granted to retirement-eligible employees during fiscal 2006 (including fiscal 2005 year-end awards granted in December 2005) and the full cost of fiscal 2006 year-end equity awards to be granted to retirement-eligible employees in December 2006.

Based on interpretative guidance related to SFAS 123R, in the first quarter of 2006 the Company has changed its accounting policy for expensing the cost of year-end equity awards that will be granted to retirement-eligible employees. In fiscal 2006, the Company is accruing the estimated cost of these awards over the course of the current year rather than expensing the awards on the date of the grant.

Fiscal 2005 and fiscal 2006 year-end awards to non-retirement-eligible employees will be amortized over the period from the grant date to the earlier of the employee's retirement eligibility date or the vesting date specified in the award terms.

For a further discussion of the Company's previous accounting for stock-based compensation, see the Company's Form 10-K for the fiscal year ended November 30, 2005.

Illustration of Standard Equity Award Amortization to Non-Retirement-Eligible and Retirement-Eligible Employees

	Non-Retirement-Eligible Employees - Fiscal Year Ended
Year of								Cumulative Amort.
Award	Nov 30, 2003	Nov 30, 2004	Nov 30, 2005	Nov 30, 2006	Nov 30, 2007	Nov 30, 2008	Nov 30, 2009	By Grant

2003	28%	28%	28%	15%	1%	0%	0%	100%

2004		28%	28%	28%	15%	1%	0%	100%

2005				40%	40%	18%	2%	100%

2006					40%	40%	18%	98%

2007						40%	40%	80%

2008							40%	40%

	Retirement-Eligible Employees - Fiscal Year Ended
Year of								Cumulative Amort.
Award	Nov 30, 2003	Nov 30, 2004	Nov 30, 2005	Nov 30, 2006	Nov 30, 2007	Nov 30, 2008	Nov 30, 2009	By Grant

2003	28%	28%	28%	15%	1%	0%	0%	100%

2004		28%	28%	28%	15%	1%	0%	100%

2005				100%	0%	0%	0%	100%

2006				100%	0%	0%	0%	100%

2007					100%	0%	0%	100%

2008						100%	0%	100%

2009							100%	100%

Note: The actual fiscal impact depends on several factors including, but not limited to, forfeitures, award terms and modifications.
Refer to Legal Notice page 25.

MORGAN STANLEY
Legal Notice
This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Company's fourth quarter earnings press release issued December 19, 2006.